AMENDED AND RESTATED VOTING AGREEMENT

                  Amended and Restated Voting Agreement, dated February 28, 1997, among the parties signatory hereto (the "Participants"), which amends and restates that certain voting agreement among the Participants (the "Agreement").

                  Pursuant to the terms of the Agreement, the Participants provided for coordinated voting of (i) shares of Concord Camera Corp.'s, a New Jersey corporation (the "Company"), Common Stock ("Common Stock") purchased by the Participants from the Company concurrently with the execution of the Agreement, and (ii) additional shares of Common Stock to be issued to the Participants upon the occurrence of certain events (the "Restricted Stock"). Concurrently with the execution hereof, each of the Participants have entered into agreements with the Company whereby the Company is being relieved of its obligation to issue the Restricted Stock and is granting to each of the Participants options to purchase shares of Common Stock instead (the "Option Shares").

                  The Participants desire to provide for coordinated voting of such Common Stock.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the Participants hereby agree as follows:

                  1. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

                  2. Each of the Participants shall, at all times hereafter, for all matters in which shares of Common Stock are voting (or consent is given with respect to such shares), vote all of the Shares (as hereinafter defined) owned beneficially or of record by such Participant (or by members of such Participant's immediate family or trusts for the benefit thereof) or consent with respect to all of such Shares, as the case may be, as the Participants holding a majority of all of the Shares may determine in their sole discretion.

                  As used herein, the term "Shares" means all of the shares of Common Stock acquired by the Participants concurrently with the execution of the Agreement and all the Option Shares, provided, that such shares shall cease to constitute "Shares" at such time as they are no longer held beneficially or of record by the Participants, their estates, members of their immediate families or trusts for the benefit of any members of their immediate families.

                  3. To effect the foregoing, (i) each of the Participants is delivering to Ira B. Lampert ("Lampert") an irrevocable proxy in the form attached hereto which shall supersede the irrevocable proxy delivered by each of the Participants to Lampert in connection with the Agreement, and (ii) each of Participants agrees that prior to any transfer by such Participant of Shares to any member of his immediate family or any trust for the benefit of any thereof, such Participant shall cause the transferee (A) to agree in writing with Lampert to be bound by the

F:\GROUP\EDGAR\13D97\EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997
                                        1
provisions of this Agreement with the same force and effect as if such transferee were an original party hereto, and (B) in furtherance of and without limitation of the foregoing, to execute and deliver to Lampert an irrevocable proxy in the form attached hereto. Each proxy granted by any Participant or transferee pursuant to this Section 3 shall be deemed to be coupled with an interest in favor of Lampert and his substitutes and, as such, shall be irrevocable and shall survive the death, bankruptcy, incompetency or dissolution of such Participant or transferee.

                  4. Any certificate representing the Shares shall be legended substantially as follows:

                           "The  shares  represented  by  this  certificate  are
                  subject to a certain voting agreement dated as of August 31, 1995, as amended, and an irrevocable proxy, a copy of each of which is on file at the principal office of the Company. The holder of this certificate, by his acceptance hereof, agrees to be bound by all the terms of such agreement, as the same is in effect from time to time."

                  5. The legend provided for in Section 4 shall be removed from any certificate at such time as the shares represented thereby no longer constitute Shares under Section 2.

                  6. The parties acknowledge that, by virtue of the Agreement, they have formed a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934. In that connection, each of the Participants shall provide to Lampert such information, cooperation and other assistance as he may require so as to enable him to make, on behalf of such group, any and all filings on
Schedule 13D required to be made by such group with the Securities and Exchange Commission (including all necessary amendments). Each such Participant shall timely execute such filings if and to the extent required. Each of the Participants shall immediately inform Lampert of any sale or other disposition of Shares by such Participant or any other information of the nature required to be disclosed in any such Schedule 13D.

                  7. Each of the Participants shall hereafter, at the reasonable request of Lampert, execute and deliver such other instruments and agreements, and do such further acts and things, as may be necessary or expedient to carry out the provisions of this Agreement.

                  8. Lampert reserves the right in his sole discretion at any time hereafter to terminate this Agreement and all irrevocable proxies granted to him hereunder.

                  9. This Agreement shall be binding on the parties hereto and their respective personal representatives, heirs, successors and assigns.

                  10. This Agreement shall amend and restate in its entirety the Agreement and shall be effective as of December 22, 1996.

F:\GROUP\EDGAR\13D97\EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997
                                        2

                  11.  This  Agreement   shall  be  governed  and  construed  in
accordance with the laws of the State of New Jersey without regard to the conflicts of law principles thereof.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



         Name:  Ira B. Lampert                        Name:  Steve Jackel


         /s/ Ira B. Lampert                           /s/ Steve Jackel
              Signature                                   Signature



         Name:  Eli Shoer                             Name:  Gary M. Simon


          /s/ Eli Shoer                               /s/ Gary M. Simon
            Signature                                      Signature



         Name:  Arthur Zawodny                        Name:  Lawrence Pesin


          /s/ Arthur Zawodny                          /s/ Lawrence Pesin
               Signature                                     Signature


         Name:  Brian King


          /s/ Brian King
             Signature



F:\GROUP\EDGAR\13D97\EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997
                                        3

                                IRREVOCABLE PROXY


                  Pursuant to a certain Amended and Restated Voting Agreement, dated as of the date hereof, among Ira B. Lampert and certain other signatories thereto, the undersigned hereby irrevocably appoints Ira B. Lampert, or his nominee ("Lampert"), with full power of substitution, as proxy for the undersigned, and hereby authorizes Lampert to vote the shares of Common Stock of CONCORD CAMERA CORP. (the "Company") specified below and registered or to be registered in the name of the undersigned, at any meeting of the stockholders of the Company, and to execute a consent with respect to such shares, as to any and all matters upon which action is to be taken or consent is to be given by the stockholders of the Company, in such manner as may be determined from time to time by the holders of a majority of shares of Common Stock of the Company governed by such Amended and Restated Voting Agreement (it being understood that the certification by Lampert as to the determination of such holders shall be conclusive evidence of the determination thereof for all purposes hereunder).

                  This Irrevocable Proxy shall be deemed to be coupled with an interest in favor of Lampert and, as such, shall be irrevocable and shall survive the death, bankruptcy, incompetency or dissolution of the undersigned.

Dated:  As of December 22, 1996


SHARES OF COMMON STOCK                 Name:    Ira B. Lampert
COVERED BY THIS
IRREVOCABLE PROXY:
                                              /s/ Ira B. Lampert
      245,000                                     Signature


SHARES OF COMMON STOCK                  Address: c/o 35 Mileed Way,
UNDERLYING OPTIONS                               Avenel, New Jersey  07001
GRANTED BY THE COMPANY
AND COVERED BY THIS
IRREVOCABLE PROXY:                      Home Telephone: (212) 759-3331
                                        Business Telephone: (908) 499-8280
       245,000






F:/GROUP/EDGAR/13D97/EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997

                                IRREVOCABLE PROXY


                  Pursuant to a certain Amended and Restated Voting Agreement, dated as of the date hereof, among Ira B. Lampert and certain other signatories thereto, the undersigned hereby irrevocably appoints Ira B. Lampert, or his nominee ("Lampert"), with full power of substitution, as proxy for the undersigned, and hereby authorizes Lampert to vote the shares of Common Stock of CONCORD CAMERA CORP. (the "Company") specified below and registered or to be registered in the name of the undersigned, at any meeting of the stockholders of the Company, and to execute a consent with respect to such shares, as to any and all matters upon which action is to be taken or consent is to be given by the stockholders of the Company, in such manner as may be determined from time to time by the holders of a majority of shares of Common Stock of the Company governed by such Amended and Restated Voting Agreement (it being understood that the certification by Lampert as to the determination of such holders shall be conclusive evidence of the determination thereof for all purposes hereunder).

                  This Irrevocable Proxy shall be deemed to be coupled with an interest in favor of Lampert and, as such, shall be irrevocable and shall survive the death, bankruptcy, incompetency or dissolution of the undersigned.

Dated:  As of December 22, 1996


SHARES OF COMMON STOCK                Name:    Eli Shoer
COVERED BY THIS
IRREVOCABLE PROXY:
                                          /s/ Eli Shoer
        10,000                              Signature


SHARES OF COMMON STOCK                Address: 4 Ross Avenue,
UNDERLYING OPTIONS                             Spring Valley, New York 10977
GRANTED BY THE COMPANY
AND COVERED BY THIS
IRREVOCABLE PROXY:                    Home Telephone: (914) 623-2388
                                      Business Telephone: (908) 499-8280
        10,000






F:\GROUP\EDGAR\13D97\EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997

                                IRREVOCABLE PROXY


                  Pursuant to a certain Amended and Restated Voting Agreement, dated as of the date hereof, among Ira B. Lampert and certain other signatories thereto, the undersigned hereby irrevocably appoints Ira B. Lampert, or his nominee ("Lampert"), with full power of substitution, as proxy for the undersigned, and hereby authorizes Lampert to vote the shares of Common Stock of CONCORD CAMERA CORP. (the "Company") specified below and registered or to be registered in the name of the undersigned, at any meeting of the stockholders of the Company, and to execute a consent with respect to such shares, as to any and all matters upon which action is to be taken or consent is to be given by the stockholders of the Company, in such manner as may be determined from time to time by the holders of a majority of shares of Common Stock of the Company governed by such Amended and Restated Voting Agreement (it being understood that the certification by Lampert as to the determination of such holders shall be conclusive evidence of the determination thereof for all purposes hereunder).

                  This Irrevocable Proxy shall be deemed to be coupled with an interest in favor of Lampert and, as such, shall be irrevocable and shall survive the death, bankruptcy, incompetency or dissolution of the undersigned.

Dated:  As of December 22, 1996


SHARES OF COMMON STOCK                    Name:    Gary M. Simon
COVERED BY THIS
IRREVOCABLE PROXY:
                                                 /s/ Gary M. Simon
        25,000                                        Signature


SHARES OF COMMON STOCK                    Address: 23 Lotus Street,
                                                   Cedarhurst, New York, 11516
UNDERLYING OPTIONS
GRANTED BY THE COMPANY
AND COVERED BY THIS
IRREVOCABLE PROXY:                        Home Telephone: (516) 569-1536
                                          Business Telephone: (908) 499-8280
       25,000






F:\GROUP\EDGAR\13D97\EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997

                                IRREVOCABLE PROXY


                  Pursuant to a certain Amended and Restated Voting Agreement, dated as of the date hereof, among Ira B. Lampert and certain other signatories thereto, the undersigned hereby irrevocably appoints Ira B. Lampert, or his nominee ("Lampert"), with full power of substitution, as proxy for the undersigned, and hereby authorizes Lampert to vote the shares of Common Stock of CONCORD CAMERA CORP. (the "Company") specified below and registered or to be registered in the name of the undersigned, at any meeting of the stockholders of the Company, and to execute a consent with respect to such shares, as to any and all matters upon which action is to be taken or consent is to be given by the stockholders of the Company, in such manner as may be determined from time to time by the holders of a majority of shares of Common Stock of the Company governed by such Amended and Restated Voting Agreement (it being understood that the certification by Lampert as to the determination of such holders shall be conclusive evidence of the determination thereof for all purposes hereunder).

                  This Irrevocable Proxy shall be deemed to be coupled with an interest in favor of Lampert and, as such, shall be irrevocable and shall survive the death, bankruptcy, incompetency or dissolution of the undersigned.

Dated:  As of December 22, 1996


SHARES OF COMMON STOCK                  Name:    Steve Jackel
COVERED BY THIS
IRREVOCABLE PROXY:
                                             /s/ Steve Jackel
      100,000                                     Signature


SHARES OF COMMON STOCK                  Address: 150 East 61st Street,
UNDERLYING OPTIONS                               New York, New York 10021
GRANTED BY THE COMPANY
AND COVERED BY THIS
IRREVOCABLE PROXY:                      Home Telephone: (212) 371-9717
                                        Business Telephone: (908) 499-8280
      100,000






F:\GROUP\EDGAR\13D97\EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997

                                IRREVOCABLE PROXY


                  Pursuant to a certain Amended and Restated Voting Agreement, dated as of the date hereof, among Ira B. Lampert and certain other signatories thereto, the undersigned hereby irrevocably appoints Ira B. Lampert, or his nominee ("Lampert"), with full power of substitution, as proxy for the undersigned, and hereby authorizes Lampert to vote the shares of Common Stock of CONCORD CAMERA CORP. (the "Company") specified below and registered or to be registered in the name of the undersigned, at any meeting of the stockholders of the Company, and to execute a consent with respect to such shares, as to any and all matters upon which action is to be taken or consent is to be given by the stockholders of the Company, in such manner as may be determined from time to time by the holders of a majority of shares of Common Stock of the Company governed by such Amended and Restated Voting Agreement (it being understood that the certification by Lampert as to the determination of such holders shall be conclusive evidence of the determination thereof for all purposes hereunder).

                  This Irrevocable Proxy shall be deemed to be coupled with an interest in favor of Lampert and, as such, shall be irrevocable and shall survive the death, bankruptcy, incompetency or dissolution of the undersigned.

Dated:  As of December 22, 1996


SHARES OF COMMON STOCK               Name:        Brian King
COVERED BY THIS
IRREVOCABLE PROXY:
                                            /s/ Brian King
         27,500                                Signature


SHARES OF COMMON STOCK              Address c/o Concord Camera Corp.,
                                            35 Mileed Way,
UNDERLYING OPTIONS                          Avenel, New Jersey 07001-2402

GRANTED BY THE COMPANY              Business Telephone: (908) 499-8280
AND COVERED BY THIS
IRREVOCABLE PROXY:

        27,500






F:\GROUP\EDGAR\13D97\EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997

                                IRREVOCABLE PROXY


                  Pursuant to a certain Amended and Restated Voting Agreement, dated as of the date hereof, among Ira B. Lampert and certain other signatories thereto, the undersigned hereby irrevocably appoints Ira B. Lampert, or his nominee ("Lampert"), with full power of substitution, as proxy for the undersigned, and hereby authorizes Lampert to vote the shares of Common Stock of CONCORD CAMERA CORP. (the "Company") specified below and registered or to be registered in the name of the undersigned, at any meeting of the stockholders of the Company, and to execute a consent with respect to such shares, as to any and all matters upon which action is to be taken or consent is to be given by the stockholders of the Company, in such manner as may be determined from time to time by the holders of a majority of shares of Common Stock of the Company governed by such Amended and Restated Voting Agreement (it being understood that the certification by Lampert as to the determination of such holders shall be conclusive evidence of the determination thereof for all purposes hereunder).

                  This Irrevocable Proxy shall be deemed to be coupled with an interest in favor of Lampert and, as such, shall be irrevocable and shall survive the death, bankruptcy, incompetency or dissolution of the undersigned.

Dated:  As of December 22, 1996


SHARES OF COMMON STOCK               Name:        Lawrence Pesin
COVERED BY THIS
IRREVOCABLE PROXY:
                                            /s/ Lawrence Pesin
         27,500                                 Signature


SHARES OF COMMON STOCK               Address c/o Concord Camera Corp.,
                                             35 Mileed Way, Avenel,
UNDERLYING OPTIONS                           Avenel, New Jersey 07001-2402

GRANTED BY THE COMPANY               Business Telephone: (908) 499-8280
AND COVERED BY THIS
IRREVOCABLE PROXY:


        27,500






F:\GROUP\EDGAR\13D97\EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997

                                IRREVOCABLE PROXY


                  Pursuant to a certain Amended and Restated Voting Agreement, dated as of the date hereof, among Ira B. Lampert and certain other signatories thereto, the undersigned hereby irrevocably appoints Ira B. Lampert, or his nominee ("Lampert"), with full power of substitution, as proxy for the undersigned, and hereby authorizes Lampert to vote the shares of Common Stock of CONCORD CAMERA CORP. (the "Company") specified below and registered or to be registered in the name of the undersigned, at any meeting of the stockholders of the Company, and to execute a consent with respect to such shares, as to any and all matters upon which action is to be taken or consent is to be given by the stockholders of the Company, in such manner as may be determined from time to time by the holders of a majority of shares of Common Stock of the Company governed by such Amended and Restated Voting Agreement (it being understood that the certification by Lampert as to the determination of such holders shall be conclusive evidence of the determination thereof for all purposes hereunder).

                  This Irrevocable Proxy shall be deemed to be coupled with an interest in favor of Lampert and, as such, shall be irrevocable and shall survive the death, bankruptcy, incompetency or dissolution of the undersigned.

Dated:  As of December 22, 1996


SHARES OF COMMON STOCK                     Name:    Art  Zawodny
COVERED BY THIS
IRREVOCABLE PROXY:
                                                /s/ Art Zawodny
          7,000                                   Signature


SHARES OF COMMON STOCK                     Address: 1343 Wayne Street,
UNDERLYING OPTIONS                                  Easton, Pennsylvania 18042
GRANTED BY THE COMPANY
AND COVERED BY THIS
IRREVOCABLE PROXY:                         Home Telephone:
                                           Business Telephone: (908) 499-8280
          7,000






F:\GROUP\EDGAR\13D97\EXHIBITF.13D
AMENDED AND RESTATED VOTING K FEB. 28, 1997